[GRAPHIC OMITTED]

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ 85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-PACIFIC RIM FUND, INC. AND THE MORGAN STANLEY WORLD
                                     INDEX

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                   1 Year        Since Inception
--------------------------------------------------------------------------------
Papp America-Pacific Rim Fund                         0.9%            19.4%
--------------------------------------------------------------------------------
Morgan Stanley World Index                         -14.1%             11.6%
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

   [The following table was depicted as a line graph in the printed material. The Figures depicted below the headings "Papp America-Pacific Rim Fund" and "Morgan Stanley World Index" are in thousands.]

 Year        Papp America-Pacific Rim Fund      Morgan Stanley World Index
3/14/97                 10                                10
 1997                   12.11                             11.37
 1998                   15.58                             14.13
 1999                   19.46                             17.65
 2000                   19.63                             15.17

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 25% of the sales of the companies in the Fund's portfolio are derived from Pacific Rim sources, 25% are derived from other foreign sources, and 50% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

Dear Fellow Shareholders:

Our Fund, which will have its fourth anniversary on March 14, continues to show very good results. For the year just ended, we were up 0.9%. This compares with declines of 15.2% for the Morgan Stanley World Index, against which we compare ourselves, and 9.1% for the well-known Standard & Poor's 500 Stock Index. As the chart on the opposite page indicates, our results for the longer period since the Fund was initially organized are even more impressive. Since inception, we were up 96.3%. This compares with increases of 49.6% for the World Index and 75.9% for the S&P 500 Stock Index.

As you know, our America-Pacific Rim Fund was initially formed because of our strong belief that the best growth opportunities during the next decades would be found in those nations bordering the Pacific Ocean. We also believed that the best way of participating in that growth was through investments in mostly American companies doing substantial amounts of business with Pacific Rim, especially Asian, nations.

In 1997, when Asia's problems first became evident, our Fund was up 21.1% in large part due to the fact the companies in which we invest are among the world's technology leaders, whether it is in electronics or medicine. This pattern continued in 1998 when we were up 28.8% despite the confident prognostications of the pundits who were convinced the economic situation in Asia was unsolvable and the American companies doing business in that part of the world were doomed to failure. By 1999, the economic conditions in Asia had begun to improve, as did their stock markets. Our Fund shared in the optimism and we were up 24.9%, an increase that was better than both the World Index and the S&P500 Stock Index. For 2000, we were up only a fraction but the worldwide decline in stock prices resulted in our having a significantly better performance than both of these major indexes.

We do not know what 2001 will bring. We do know that the majority of our companies are doing very well and that the share prices of those whose earnings are not growing will probably not do well over the short-term. Our fundamental beliefs have not changed since this Fund was initially organized. We think that well-established and managed United States companies will do very well with their Asian operations and that the long-term investor will be rewarded accordingly.

                                                           Warmest regards,


                                                           L. Roy Papp, Chairman
                                                           February 9, 2001

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                         Number         Fair
                       Common Stocks                                    of Shares       Value
-----------------------------------------------------------------       ---------     ----------
Financial Services (14.2%)
   American International Group
      (Major international insurance holding company)                     11,000      $1,084,187
   General Electric Company
      (Diversified financial and industrial company)                      11,500         551,281
   State Street Corporation
      (Provider of U.S. and global securities custodial services)          7,000         869,470
                                                                                      ----------
                                                                                       2,504,938
                                                                                      ----------
Industrial Services (13.2%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                              23,200       1,245,550
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                    25,500       1,085,344
                                                                                      ----------
                                                                                       2,330,894
                                                                                      ----------
Pharmaceutical (12.2%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                      12,000       1,116,750
   Pfizer, Inc.
     (Prescription pharmaceuticals)                                       22,500       1,035,000
                                                                                      ----------
                                                                                       2,151,750
                                                                                      ----------
Medical Products (10.5%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                    18,000       1,086,750
   Stryker Corporation
      (Developer and manufacturer of surgical and medical devices)        15,000         758,850
                                                                                      ----------
                                                                                       1,845,600
                                                                                      ----------
Instruments & Testing (7.1%)
   Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems for the
      electronics and healthcare industries)                               9,546         522,643
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)               15,000         728,438
                                                                                      ----------
                                                                                       1,251,081
                                                                                      ----------
Electronic Equipment (6.6%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)         33,000         408,375
    Molex, Inc.
      (Supplier of interconnection products)                              30,000         763,125
                                                                                      ----------
                                                                                       1,171,500
                                                                                      ----------
Telecommunications (6.4%)
   Cisco Systems, Inc. *
      (Leading supplier of computer internet working systems)              6,200         237,150
   L. M. Ericsson Telephone AB
      (Leading manufacturer of wireless infrastructure and handsets)      39,000         436,312
   Nokia Corporation
      (Leading manufacturer of wireless handsets)                         10,500         456,750
                                                                                      ----------
                                                                                       1,130,212
                                                                                      ----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                               Number           Fair
                    Common Stocks (continued)                                 of Shares         Value
----------------------------------------------------------------------        ---------      -----------
Restaurants (6.4%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                   33,000       $ 1,122,000
                                                                                             -----------

Semiconductors & Equipment (6.1%)
   Applied Materials, Inc.*
      (Leading developer, manufacturer, and marketer of semiconductor
      manufacturing systems)                                                     7,500           286,406
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                         17,000           514,250
   Texas Instruments, Inc.
      (Leading producer of digital signal processors and analog
      semiconductors)                                                            5,500           260,563
                                                                                             -----------
                                                                                               1,061,219
                                                                                             -----------
Consumer Products (4.8%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                      24,000           852,000
                                                                                             -----------

Computer Equipment (4.0%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                       14,400           454,500
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                    3,000           255,000
                                                                                             -----------
                                                                                                 709,500
                                                                                             -----------
Investment Management (3.8%)
    T. Rowe Price Associates, Inc.
       (No-load mutual fund company)                                            16,000           676,250
                                                                                             -----------

Software (2.7%)
    Microsoft Corporation*
       (Personal computer software)                                             11,000           478,500
                                                                                             -----------

Total Common Stocks - 98.0%                                                                   17,285,444
Cash and Other Assets, Less Liabilities - 2.0%                                                   351,158
                                                                                             -----------
Net Assets - 100.0%                                                                          $17,636,602
                                                                                             ===========

Net Asset Value Per Share
(Based on 975,875 shares outstanding at December 31, 2000)                                   $     18.07
                                                                                             ===========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                     ASSETS
                                                                       2000
                                                                   ------------
Investment in securities at fair value (original cost
   $11,516,487 at December 31,2000) (Note 1)                       $ 17,285,444
Cash                                                                    423,673
Dividends and interest receivable                                        10,110
                                                                   ------------
         Total assets                                              $ 17,719,227
                                                                   ============

                                  LIABILITIES

Payable for investment securities purchased                        $     82,625
                                                                   ------------
         Total liabilities                                         $     82,625
                                                                   ============

                                   NET ASSETS

Paid-in capital                                                    $ 12,144,003
Accumulated undistributed net realized loss
   on sale of investments                                                (1,615)
Accumulated undistributed net investment loss                          (274,743)
Net unrealized gain on investments                                    5,768,957
                                                                   ------------
         Net assets applicable to Fund shares outstanding          $ 17,636,602
                                                                   ============

Fund shares outstanding                                                 975,875
                                                                   ============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                    $      18.07
                                                                   ============

    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                      2000              1999
                                                  -----------       -----------
INVESTMENT INCOME:
   Dividends                                      $   102,103       $    76,658
   Interest                                            16,601             6,584
   Foreign taxes withheld                                (248)           (1,542)
                                                  -----------       -----------
            Total investment income                   118,456            81,700
                                                  -----------       -----------

EXPENSES:
   Management fee (Note 3)                            188,319           140,437
   Filing fees                                         21,706            20,734
   Auditing fees                                       10,200            11,000
   Custodial fees                                       8,366             7,034
   Legal fees                                           6,239             5,471
   Directors' attendance fees                           4,650             3,900
   Transfer agent fees (Note 3)                         3,764             2,408
   Printing and postage fees                            3,371             3,519
   Other fees                                           1,200             1,401
                                                  -----------       -----------
            Total expenses                            247,815           195,904
                                                  -----------       -----------

Less fees waived by adviser (Note 3)                  (12,415)          (20,357)
                                                  -----------       -----------
            Net expenses                              235,400           175,547
                                                  -----------       -----------

Net investment loss                                  (116,944)          (93,847)
                                                  -----------       -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                5,227,506         4,024,592
   Cost of securities sold                         (3,606,505)       (3,745,114)
                                                  -----------       -----------
   Net realized gain on investments sold            1,621,001           279,478

Net change in unrealized gain on investments       (1,580,984)        3,116,756
                                                  -----------       -----------

Net realized and unrealized gain on investments        40,017         3,396,234
                                                  -----------       -----------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $   (76,927)      $ 3,302,387
                                                  ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                              2000               1999
                                                                          ------------       ------------
FROM OPERATIONS:
   Net investment loss                                                    $   (116,944)      $    (93,847)
   Net realized gain on investments sold                                     1,621,001            279,478
   Net change in unrealized gain on investments                             (1,580,984)         3,116,756
                                                                          ------------       ------------

            (Decrease)/increase in net assets resulting
              from operations                                                  (76,927)         3,302,387
                                                                          ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                          (1,591,780)                --
                                                                          ------------       ------------

            Decrease in net assets resulting from
              distributions to shareholders                                 (1,591,780)                --
                                                                          ------------       ------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                              9,374,005          2,214,299
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment securities sold         1,428,315                 --
   Payments for redemption of shares                                        (7,975,711)        (3,743,816)
                                                                          ------------       ------------

            Increase/(decrease) in net assets resulting
              from shareholder transactions                                  2,826,609         (1,529,517)
                                                                          ------------       ------------

Total increase in net assets                                                 1,157,902          1,772,870

Net assets at beginning of the period                                       16,478,700         14,705,830
                                                                          ------------       ------------

Net assets at end of period                                               $ 17,636,602       $ 16,478,700
                                                                          ============       ============

   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.81 a share aggregating $1,591,780. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $12,415 and $20,357 was required in 2000 and 1999, respectively. The Fund incurred fees of $3,764 and $2,408 as of December 31, 2000 and 1999, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                                   2000                  1999
                                                ----------            ----------

Purchases at cost                               $6,052,302            $2,464,651
Sales                                            5,227,506             4,024,592

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                  Proceeds            Shares
                                                 -----------       -----------
Year ended December 31, 2000
Shares issued                                    $ 9,374,005           444,266
Distributions reinvested                           1,428,315            67,468
Shares redeemed                                   (7,975,711)         (383,527)
                                                 -----------       -----------
            Net increase                         $ 2,826,609           128,207
                                                 ===========       ===========

Year ended December 31, 1999
Shares issued                                    $ 2,214,299           141,621
Distributions reinvested                                  --                --
Shares redeemed                                   (3,743,816)         (238,728)
                                                 -----------       -----------
            Net decrease                         $(1,529,517)          (97,107)
                                                 ===========       ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                    2000               1999
                                                ------------       ------------

Fair value                                      $ 17,285,444       $ 16,420,631
Original cost                                    (11,516,487)        (9,070,690)
                                                ------------       ------------
            Net unrealized appreciation         $  5,768,957       $  7,349,941
                                                ============       ============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $6,467,067 and gross unrealized losses on investments in which cost exceeded fair value totaled $698,110.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $7,397,438 and gross unrealized losses on investments in which cost exceeded fair value totaled $47,497.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                                                                     Period Ended
                                                        Years ended December 31,                      December 31,
                                               2000               1999               1998               1997(A)
                                           -----------        -----------        -----------          -----------
Net asset value, beginning
  of period                                $     19.44        $     15.57        $     12.10          $     10.00
Income from operations:
     Net investment loss                         (0.09)             (0.12)             (0.06)                  --
     Net realized and unrealized
       gain/(loss) on investments                 0.53               3.99               3.53                 2.11
                                           -----------        -----------        -----------          -----------

          Total from operations                   0.44               3.87               3.47                 2.11

Less Distributions:
   Dividend from investment income                  --                 --                 --                   --
   Distribution of net realized gain             (1.81)                --                 --                (0.01)
                                           -----------        -----------        -----------          -----------

          Total distributions                    (1.81)                --                 --                (0.01)

Net asset value, end of period             $     18.07        $     19.44        $     15.57          $     12.10
                                           ===========        ===========        ===========          ===========

          Total return                            0.90%             24.86%             28.68%               21.11%
                                           ===========        ===========        ===========          ===========

Ratios/Supplemental Data:
   Net assets, end of period               $17,636,602        $16,478,700        $14,705,830          $13,741,389
   Expenses to average net assets (B)             1.25%              1.25%              1.25%                1.25%*
   Investment income to
     average net assets (C)                       0.63%              0.58%              0.79%                1.30%*
   Portfolio turnover rate                       28.33%             17.52%             13.73%               14.30%*

*     Annualized
(A)   From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.32%, 1.39%, 1.41% and 1.55%, for the periods ended December 31, 2000, 1999,
      1998 and 1997, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp America-Pacific Rim Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Pacific Rim Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP
Phoenix, Arizona,
January 24, 2001

                              FACTS ABOUT THE FUND

Investment Objective - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.0 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 23 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.
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                       PAPP AMERICA-PACIFIC RIM FUND, INC.

                                    Directors

James K. Ballinger                                   Harry A. Papp
Amy S. Clague                                        L. Roy Papp
Robert L. Mueller                                    Rosellen C. Papp
Carolyn P. O'Malley                                  Bruce C. Williams

                                    Officers

Chairman - L. Roy Papp                               President - Harry A. Papp

                                 Vice Presidents

Victoria S. Cavallero                                Julie A. Hein
George D. Clark, Jr.                                 Robert L. Mueller
Jeffrey N. Edwards                                   Rosellen C. Papp
Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian

                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel

                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.